Exhibit 4.3

                  REGISTRATION RIGHTS AGREEMENT

   AGREEMENT dated as of December 1, 1997 among PAREXEL
International Corporation, a Massachusetts corporation (the
"Company") and Clarence A. Kemper, P. Michael Masterson, Mark A.
Lester, Ronald Tetzlaff, Alan R. Parenteau, Warren Handren, David
Hyde and Jon R. Voss (individually, a "Stockholder," and collectively, the "Stockholders").

                      W I T N E S S E T H :

   WHEREAS, pursuant to the Agreement and Plan of Reorganization and Merger dated as of October 22, 1997 (the "Merger Agreement") among the Company, KMI Acquisition Corporation, a Massachusetts corporation ("Sub"), Kemper-Masterson, Inc., a Delaware corporation ("KMI") and the other parties named therein, Sub will be merged with and into KMI and KMI will become a wholly-owned subsidiary of the Company;

   WHEREAS, in connection therewith, the Stockholders will receive unregistered shares of Common Stock of the Company (the
"Shares"); and

   WHEREAS, the Company and the Stockholders wish to set forth certain rights and obligations with regard to the registration of the Shares;

   NOW, THEREFORE, the parties hereto agree as follows:

     1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

        "Commission" shall mean the Securities and Exchange
   Commission, or any other federal agency at the time administering the Securities Act.

        "Shares" shall mean the shares of Common Stock of the Company issued to the Stockholders on even date herewith pursuant to the Merger Agreement.

        "Common Stock" shall mean the Common Stock, $.01 par value, of the Company, as constituted as of the date of this Agreement.

        "Exchange Act" shall mean the Securities Exchange Act of
   1934, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

        "Registration Expenses" shall mean the expenses so described in Section 9.

        "Securities Act" shall mean the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

        "Selling Expenses" shall mean the expenses so described in Section 9.

     2. Compliance with Securities Laws. The Stockholders represent and warrant that they:

          (a) have paid no brokerage or similar commissions in connection with the acquisition of the Shares.

          (b) are acquiring such Shares solely for their own account.

          (c) have provided such information as may reasonably have been requested by the Company in order for the Company or its counsel to evaluate the availability of an exemption under the Securities Act for the issuance of the Shares to the Stockholders.

     3. Securities Act Matters. The Stockholders acknowledge and agree that the Shares have not been registered under the Securities Act or under the securities laws of any state, in reliance upon certain exemptive provisions of such statutes. The Stockholders recognize and acknowledge that such claims of exemption are based, in part, upon the Stockholders' representations contained in this Agreement. The Stockholders further recognize and acknowledge that, because the Shares are unregistered under federal and state laws, they are not presently eligible for public resale, and may only be resold in the future pursuant to an effective registration statement under the Securities Act and any applicable state securities laws, or pursuant to a valid exemption from such registration requirements. The Stockholders recognize and acknowledge that Rule 144 (which facilitates routine sales of securities in accordance with the terms and conditions of that Rule, including a holding period requirement) is not now available for resale of the Shares, and the Stockholders recognize and acknowledge that, in the absence of the availability of Rule 144, a sale pursuant to a claim of exemption from registration under the Securities Act would require compliance with some other exemption under the Securities Act, which may not be available for resale of the Shares. The Stockholders recognize and acknowledge that, except as set forth in this Agreement, the Company is under no obligation to register the Shares, either pursuant to the Securities Act or the securities laws of any state.

     4.   Restrictive Legend.  Each certificate representing
Shares shall, except as otherwise provided in this Section 4 or in Section 5, be stamped or otherwise imprinted with a legend substantially in the following form:

          "The Securities represented hereby have not been registered under the Securities Act of 1933, as amended, and may not be sold, transferred or otherwise disposed of except in accordance with the terms thereof and unless registered with the Securities and Exchange Commission of the United States and the securities regulatory authorities of certain states or unless an exemption from such registration is available."

     Such certificates shall not bear such legend if in the opinion of counsel satisfactory to the Company the securities being sold thereby may be publicly sold without registration under the Securities Act or if such securities have been sold pursuant to Rule 144, any other exemption under the Securities Act or an effective registration statement.

     5. Notice of Proposed Transfer. Prior to any proposed transfer of any Shares before the expiration of the applicable holding period set forth in Rule 144, each Stockholder shall give written notice to the Company of his intention to effect such transfer. Prior to any registration statement described in
Section 6 becoming effective, each such notice shall describe the manner of the proposed transfer and, if requested by the Company, shall be accompanied by an opinion of counsel satisfactory to the Company to the effect that the proposed transfer may be effected without registration under the Securities Act, whereupon the Stockholder shall be entitled to transfer such security in accordance with the terms of his notice. Each certificate for Shares transferred as above provided shall bear the legend set forth in Section 4, except that such certificate shall not bear such legend if (i) such transfer is in accordance with the provisions of Rule 144 (or any other rule permitting public sale without registration under the Securities Act), (ii) such transfer is pursuant to a registration under the Securities Act, or (iii) the opinion of counsel referred to above is to the further effect that the transferee and any subsequent transferee (other than an affiliate of the Company) would be entitled to transfer such securities in a public sale without registration under the Securities Act.

     6. Required Registration. The Company agrees to use commercially reasonable efforts to (i) cause a registration statement on Form S-3 (the "Initial Registration Statement") or any successor form thereto under the Securities Act relating to the resale of fifty percent (50%) of the Shares to be filed no later than the 90th day following the date of the Merger Agreement; (ii) cause a registration statement on Form S-3 or any successor form thereto under the Securities Act (or an amendment to the Initial Registration Statement) relating to the resale of the remaining fifty percent (50%) of the Shares (including all of the Holdback Shares) to be filed approximately 180 days after the filing date of the Initial Registration Statement; and (iii) cause the Initial Registration Statement to become effective as soon as practicable after the filing of the Initial Registration Statement and thereafter remain effective until the earlier of
(A) one year after the date of the Merger Agreement or (B) the sale of all Shares covered thereby. Anything to the contrary herein notwithstanding, the Company shall not be required to take any action to cause any registration statement to be declared effective by the Commission at any time prior to the publication by the Company of financial results including at least thirty
(30) days' post-closing combined operating results of the Company and KMI (the "Pooling Restricted Period"), and the Company may suspend sales in accordance with Section 8 at any time under any registration statement immediately upon written notice to the Stockholders at their last known address, for any of the reasons and for the time periods set forth in Section 8.

     7. Registration Procedures. If and whenever the Company is required by the provisions of Section 6 to use commercially reasonable efforts to effect the registration of any Shares under the Securities Act, the Company will, as expeditiously as possible:

          (a) prepare and file with the Commission such amendments and supplements to the applicable registration statement, and the prospectus used in connection therewith, as may be necessary to comply with the Securities Act;

          (b) furnish to the Stockholders such number of copies of the relevant registration statement and each amendment and supplement thereto (in each case including exhibits) and the prospectus included therein (including each preliminary prospectus) as they reasonably may request in order to facilitate the public sale or other disposition of the Shares covered by such registration statement;

          (c) register or qualify the Shares covered by the applicable registration statement under the securities or "blue sky" laws of the jurisdictions where the Company is currently registered or qualified, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

          (d) have the Shares covered by the applicable registration statement subject to quotation on the Nasdaq
National Market; and

          (e) promptly notify each Stockholder (at his last known address) (i) of the effective date of the applicable registration statement and the date when any post-effective amendment to such registration statement becomes effective, (ii) of any stop order or notification from the Commission or any other jurisdiction as to the suspension of the effectiveness of such registration statement, or (iii) of the institution and ending of any suspension under Section 8.

     8.   Suspension.

          (a) The rights of the Stockholders to resell the Shares pursuant to this Agreement and the applicable registration statement may be suspended by the Company on the occurrence of any of the following events:

               (i)  the Company has made a determination to
     conduct a public offering;
               (ii) the Company is about to make a public disclosure of information of a material nature;

               (iii) there then exists material, non-public information relating to the Company which, in the good faith determination of its Board of Directors, the disclosure of which would not be in the interests of the Company or its stockholders during that time; or

               (iv) the Company is engaged in any activity at any time that, in the good faith determination of its Board of Directors, would be adversely affected by the continued compliance with this Agreement or the continued distribution of the Shares by the Stockholders.

          (b) The Company shall use commercially reasonable efforts to minimize the length of any suspension:

               (i) under Section 8(a)(i), to a period of thirty
(30) days, beginning on the day that notice of a suspension is given to the Stockholders and ending on the earlier of: (A) the date of disclosure of the public offering, or (B) the date which is 30 days after the beginning of the suspension, provided that during such suspension, the Company will proceed with commercially reasonable efforts to file the appropriate documentation in respect of, and otherwise complete, such public offering as expeditiously as practicable;

               (ii) under Section 8(a)(ii), to a period of three
(3) business days;

               (iii) under Section 8(a)(iii) or 8(a)(iv), if the activity is a prospective acquisition by the Company, to a period beginning when the notice of suspension is given to the Stockholders and ending on the earliest of: (A) the date on which the Company publicly announces the acquisition, (B) the closing of the transaction and the making of all required filings under the Securities Act or Exchange Act, or (C) the date on which discussions regarding the acquisition are terminated; and

               (iv) under Section 8(a)(iii) or 8(a)(iv), for any reason other than a prospective acquisition by the Company, to a period beginning when the notice of suspension is given to the Stockholders and ending on the earlier of: (A) the disclosure of the activity, or (B) the reason is no longer operative (provided, however, that the Company shall not avail itself of the suspension rights contained in Section 8(a)(iv) more than once in every six (6) month period commencing on the date of effectiveness of the Registration Statement).

     9. Expenses. All expenses incurred by the Company in complying with Section 6, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, and costs of issuance, but excluding any Selling Expenses, are called "Registration Expenses". All underwriting discounts (if any) and selling commissions applicable to the sale of the Shares covered by any registration statement, as well as all professional service fees incurred by the Stockholders, are called "Selling Expenses".

     All Selling Expenses shall be borne by the Stockholders.
The Company will pay all Registration Expenses in connection with the preparation and filing of each registration statement. The Company shall not be obligated to pay any Registration Expenses in connection with the preparation and filing of any registration statement if such registration statement is withdrawn, delayed or abandoned for any reason by the Stockholders.

     10.  Indemnification and Contribution.

          (a) In connection with the registration of the Shares under the Securities Act pursuant to Section 6, the Company will indemnify and hold harmless each Stockholder, each underwriter of such Shares thereunder and each other person, if any, who controls such underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such Stockholder, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of material fact contained in the registration statement under which such Shares were registered under the Securities Act pursuant to Section 6, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, (ii) the omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading or
(iii) any violation by the Company or its agents of any rule or regulation promulgated under the Securities Act, Exchange Act or state securities laws applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration, and the Company will reimburse each such Stockholder, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, as such expenses are incurred, provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made based upon information furnished by any such Stockholder, any such underwriter or any such controlling person.

          (b) In connection with the registration of the Shares under the Securities Act pursuant to Section 6, the Stockholders will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs such registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) the failure of the Stockholders to comply with the provisions of Section 13 herein or (ii) any untrue statement or alleged untrue statement of any material fact contained in the registration statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (iii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, as such expenses are incurred, provided, however, that the Stockholders will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and based upon information pertaining to the Stockholders, furnished by or for the Stockholders in writing.

          (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 10 and shall only relieve it from any liability which it may have to such indemnified party under this
Section 10 if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof and the approval by the indemnified party of the counsel chosen by the indemnifying party, the indemnifying party shall not be liable to such indemnified party under this Section 10 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

          (d) In order to provide for just and equitable contribution to joint liability in any case in which either (i) a Stockholder exercises rights under this Agreement and makes a claim for indemnification pursuant to this Section 10 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 10 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of the Stockholder in circumstances for which indemnification is provided under this Section 10; then, and in each such case, the Company and the Stockholders will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in proportion to the relative fault of the Company, on the one hand, and the Stockholders, on the other hand; provided, however, that, in any such case, no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

          (e) The indemnities provided in this Section 10 shall survive the transfer of any Shares by the Stockholder.

     11. Reports Under Securities Exchange Act of 1934. With a view to making available to each of the Stockholders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation thereunder that may at any time permit any such Stockholder to sell securities of the Company to the public without registration, the Company agrees to:

          (a) make and keep public information available, as those terms are understood and defined in Rule 144;

          (b)  maintain registration of its Common Stock under
Section 12 of the Exchange Act;

          (c) file in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

          (d) furnish to any such Stockholder, so long as the Stockholder owns any Shares, forthwith upon request: (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company; and (iii) such other information as may be reasonably requested in availing the Stockholder of any rule or regulation under the Securities Act which permits the selling of any such securities without registration or pursuant to such form.

     12. Changes in Common Stock. If, and as often as, there is any change in the Common Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Shares as so changed.

     13. Stockholder's Conduct. With respect to any sale of Shares covered by a registration statement, each Stockholder understands and agrees as follows:

          (a) Each Stockholder will carefully review the information concerning him contained in any registration statement and will promptly notify the Company if such information is not complete and accurate in all respects, including having properly disclosed any position, office or other material relationship within the past three years with the Company or its affiliates;

          (b) Each Stockholder agrees to sell Shares only in the manner set forth in (i) the applicable registration statement
(or in compliance with Section 5 hereof), (ii) the Affiliate Agreement (as defined in the Merger Agreement) and (iii) Section 14;

          (c) Each Stockholder agrees to comply with the anti-manipulation rules under the Exchange Act in connection with purchases and sales of securities of the Company during the time any registration statement remains effective;

          (d) Each Stockholder agrees to only sell Shares in a jurisdiction after counsel for the Company has advised that such sale is permissible under the applicable state securities or "Blue Sky" laws;

          (e) Each Stockholder agrees to comply with the prospectus delivery requirements of the Securities Act;

          (f) Each Stockholder agrees to promptly notify the Company of any and all planned sales and completed sales of Shares; and

          (g) Each Stockholder agrees to suspend sales during the periods when sales are to be suspended pursuant to Section 8.

          (h) In connection with the registration of the Shares, each Stockholder will furnish to the Company in writing such information requested by the Company with respect to himself and the proposed distribution by him as shall be necessary in order to comply with federal and applicable state securities laws.

          (i) Each Stockholder hereby agrees that he will not sell, exchange, transfer, pledge, dispose or otherwise reduce his risk relative to any Shares owned by him during the period which begins on the date hereof and ends at such time as the Company publicly announces financial results covering at least thirty days of combined operations of the Company and KMI. The Company, at its discretion, may cause stop transfer orders to be placed with its transfer agent with respect to the certificates representing the Shares, provided that such stop transfer orders are consistent with the other provisions of this Agreement.

     14.  Selling Procedures.

          (a) Each Stockholder will notify the Company of his intention to sell Shares under any registration statement not less than five (5) business days prior to the expected date of such sale by faxing the "Takedown Request" attached hereto as Exhibit A to:

                 Testa, Hurwitz & Thibeault, LLP
                         125 High Street
                        High Street Tower
                  Boston, Massachusetts  02110
                 Attn:  William J. Schnoor, Jr.
                     Phone:  (617) 248-7278
                   Facsimile:  (617) 248-7100

During this period, the Company will review the prospectus to determine if a suspension pursuant to Section 8 is necessary or appropriate. If the Company does not notify the Stockholder of a suspension pursuant to Section 8, the Stockholder may conclude the proposed sale, on the proposed date of sale, strictly in accordance with the Takedown Request.

          (b) Each Stockholder will notify the Company of each sale under any registration statement in accordance with the Takedown Request within 24 hours of the sale by faxing the "Notification of Sale" attached hereto as Exhibit B to:

                 Testa, Hurwitz & Thibeault, LLP
                         125 High Street
                        High Street Tower
                  Boston, Massachusetts  02110
                 Attn:  William J. Schnoor, Jr.
                     Phone:  (617) 248-7278
                   Facsimile:  (617) 248-7100

Based on the information set forth on the Notification of Sale, the Company will prepare or cause to be prepared the appropriate notifications to its Transfer Agent to remove the legend described in Section 4 from the Shares so sold.

     15. Representations and Covenants. Each Stockholder hereby represents and warrants to the Company as follows:

          (a)  THE STOCKHOLDER UNDERSTANDS THAT HIS INVESTMENT IN
THE SHARES INVOLVES RISK.

          (b)  THE STOCKHOLDER HAS CONSULTED HIS OWN ATTORNEY(S),
ACCOUNTANT(S) OR INVESTMENT ADVISOR(S) WITH RESPECT TO THE
INVESTMENT CONTEMPLATED HEREBY AND ITS SUITABILITY FOR THE
STOCKHOLDER.  ANY SPECIFIC ACKNOWLEDGMENT SET FORTH BELOW WITH
RESPECT TO ANY STATEMENT OR INFORMATION FURNISHED TO THE
STOCKHOLDER SHALL NOT BE DEEMED TO LIMIT THE GENERALITY OF THIS
REPRESENTATION AND WARRANTY.

          (c) The Stockholder understands that he must bear the economic risk of this investment until such time as the Shares are registered; that the Shares are not currently registered under the Securities Act, and, therefore, cannot be resold unless they are subsequently registered under the Securities Act or unless an exemption from such registration is available; that the Stockholder is purchasing the Shares with no present view toward resale or other distribution thereof; and that the Stockholder agrees not to resell or otherwise dispose of all or any part of the Shares, except as permitted by law, including, without limitation, any and all applicable provisions of the Merger Agreement and this Agreement and any regulations under the Securities Act and applicable state securities laws.

          (d) The Stockholder has adequate means of providing for his current needs and personal contingencies and has no need for liquidity in connection with this investment in the Shares.

          (e) The Stockholder has reviewed the representations and warranties of the Company set forth in the Merger Agreement, as well as the information provided to the Stockholder by the Company pursuant to Section 5.05 of the Merger Agreement and has consulted with his personal legal and financial advisors in evaluating the merits and risks of the investment in the Shares.

          (f) The Stockholder received an offer concerning the Shares and first learned of this investment in the state or other jurisdiction listed in the Stockholder's residence address on the signature page hereto, and intends that the state securities laws of that state or other jurisdiction alone govern this transaction.

          (g) The Stockholder hereby acknowledges receipt of the documents described in Section 5.05 of the Merger Agreement, which documents each Stockholder has reviewed. The Stockholder further acknowledges and warrants that, prior to the execution of this Agreement, he has had the opportunity to ask questions and receive answers from the Company and KMI concerning the terms and conditions of the transactions contemplated by the Merger Agreement and the issuance of the Shares, and concerning any of the documents identified above, and to obtain such additional further information from the Company and KMI as he has deemed necessary to verify the accuracy of the information contained in the documents identified above or any other information furnished to the Stockholder.

          (h) The Stockholder has been advised that, as of the date hereof, he may be deemed to be an "affiliate" of KMI, as the term "affiliate" is used in and for purposes of Accounting Series
Releases 130 and 135, as amended, of the Commission.

          (i)  The Stockholder understands that the
representations, warranties and covenants set forth herein will be relied upon by KMI, the Company, the stockholders of the Company and their respective counsel and accounting firms.

          (j) The Stockholder hereby represents and warrants that he has not sold, exchanged, transferred, pledged, disposed or otherwise reduced his risk relative to any shares of KMI common stock owned by him during the 30 day period preceding the date hereof.

     16.  Miscellaneous.

          (a) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including without limitation transferees of any Shares, provided, that such transferee executes a counterpart signature page to this Agreement), whether so expressed or not.

          (b) All notices and other communications which by any provision of this Agreement are required or permitted to be given shall be given in writing and shall be (a) mailed by first-class or express mail, postage prepaid, (b) sent by telex, telegram, telecopy or other form of rapid transmission, confirmed by mailing (by first class or express mail, postage prepaid) written confirmation at substantially the same time as such rapid transmission, or (c) personally delivered to the receiving party (which if other than an individual shall be an officer or other responsible party of the receiving party). All such notices and communications shall be mailed, sent or delivered as follows:

       if to the Company, to:

            PAREXEL International Corporation
            195 West Street
            Waltham, MA  02154
            Attn:  William T. Sobo, Jr.
                       Senior Vice President and Chief
            Financial Officer
            Telecopy:  (617) 487-9931

            with a copy to:

            William J. Schnoor, Jr.
            Testa, Hurwitz & Thibeault, LLP
            125 High Street
            High Street Tower
            Boston, MA  02110
            Telecopy:  (617) 248-7100

       if to the Stockholders, to:

            Clarence A. Kemper
            51 Baskin Road
            Lexington, MA  02173

            P. Michael Masterson
            217 Plymouth Road
            Newton, MA  02161

            Mark A. Lester
            5 Grantland Road
            Wellesley, MA  02181

            Ronald Tetzlaff
            3505 Goldenrod Drive
            Alpharetta, GA  30202

            Alan R. Parenteau
            8 Captain Forbush Lane
            Acton, MA  01720

            Warren Handren
            77 Winsor Avenue
            Johnston, RI  02919

            David Hyde
            27 Katherine Way
            Plaistow, NH  03865

            Jon R. Voss
            37 Hall Avenue
            Somerville, MA  02144

       with a copy to:

            James E. Levin, Esq.
            Carey & Levin
            13 Water Street
            Holliston, MA  01746
            Telecopy:  (508) 429-8444

       if to any subsequent holder of Shares, to it at such address as may have been furnished to the Company in writing by such Stockholder;

or, in any case, at such other address or addresses as shall have been furnished in writing to the Company (in the case of a Stockholder) or to the Stockholders (in the case of the Company) in accordance with the provisions of this paragraph. Notices shall be deemed duly delivered three business days after being sent by first class mail, postage prepaid, or one business day after being sent via a reputable nationwide express mail service. Notices delivered via any other means shall be deemed duly delivered upon actual receipt by the individual for whom such notice is intended. Any notice delivered to a party hereunder shall be sent simultaneously, by the same means, to such party's counsel as set forth above.

          (c) This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

          (d) This Agreement may be amended or modified, and provisions hereof may be waived, with the written consent of the Company and the holders of at least a majority of the outstanding
Shares.

          (e) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          (f) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.
   IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                            PAREXEL International Corporation


                            By:  Josef H. von Rickenbach

                            Name:  Josef H. von Rickenbach

                            Title:  President and CEO



                            Clarence A. Kemper
                            Clarence A. Kemper

                            P. Micheal Masterson
                            P. Michael Masterson

                            Mark A. Lester
                            Mark A. Lester

                            Ronald Tetzlaff
                            Ronald Tetzlaff

                            Alan R. Parenteau
                            Alan R. Parenteau

                            Warren Handren
                            Warren Handren

                            David Hyde
                            David Hyde

                            Jon R. Voss
                            Jon R. Voss


        [You must complete pages _____ of this Agreement]

                       CLARENCE A. KEMPER


Principal Residence Address:
Note: Non-principal residence addresses and post office boxes cannot be accepted.

_______________________________________________
(Number and Street)

_______________________________________________
(City, State)       (Zip Code)

_______________________________________________
(Residence Telephone)

Mailing Address (if different from above):

_______________________________________________
(Number and Street)

_______________________________________________
(City, State)       (Zip Code)

Citizenship:_____________________________________

Social Security or Taxpayer I.D. No.:_________________

     If the Stockholder is a natural person and is an accredited investor described by category 12 or 13 (or both) set forth on the attached Exhibit C, please check this box.


     If the Stockholder has not checked the box above, please check this box if at least one of the categories set forth on the attached Exhibit C describes you.
                      P. MICHAEL MASTERSON


Principal Residence Address:
Note: Non-principal residence addresses and post office boxes cannot be accepted.

_______________________________________________
(Number and Street)

_______________________________________________
(City, State)       (Zip Code)

_______________________________________________
(Residence Telephone)

Mailing Address (if different from above):

_______________________________________________
(Number and Street)

_______________________________________________
(City, State)       (Zip Code)

Citizenship:_____________________________________

Social Security or Taxpayer I.D. No.:_________________

     If the Stockholder is a natural person and is an accredited investor described by category 12 or 13 (or both) set forth on the attached Exhibit C, please check this box.


     If the Stockholder has not checked the box above, please check this box if at least one of the categories set forth on the attached Exhibit C describes you.

                         MARK A. LESTER


Principal Residence Address:
Note: Non-principal residence addresses and post office boxes cannot be accepted.

_______________________________________________
(Number and Street)

_______________________________________________
(City, State)       (Zip Code)

_______________________________________________
(Residence Telephone)

Mailing Address (if different from above):

_______________________________________________
(Number and Street)

_______________________________________________
(City, State)       (Zip Code)

Citizenship:_____________________________________

Social Security or Taxpayer I.D. No.:_________________

     If the Stockholder is a natural person and is an accredited investor described by category 12 or 13 (or both) set forth on the attached Exhibit C, please check this box.


     If the Stockholder has not checked the box above, please check this box if at least one of the categories set forth on the attached Exhibit C describes you.

                         RONALD TETZLAFF


Principal Residence Address:
Note: Non-principal residence addresses and post office boxes cannot be accepted.

_______________________________________________
(Number and Street)

_______________________________________________
(City, State)       (Zip Code)

_______________________________________________
(Residence Telephone)

Mailing Address (if different from above):

_______________________________________________
(Number and Street)

_______________________________________________
(City, State)       (Zip Code)

Citizenship:_____________________________________

Social Security or Taxpayer I.D. No.:_________________

     If the Stockholder is a natural person and is an accredited investor described by category 12 or 13 (or both) set forth on the attached Exhibit C, please check this box.


     If the Stockholder has not checked the box above, please check this box if at least one of the categories set forth on the attached Exhibit C describes you.

                        ALAN R. PARENTEAU


Principal Residence Address:
Note: Non-principal residence addresses and post office boxes cannot be accepted.

_______________________________________________
(Number and Street)

_______________________________________________
(City, State)       (Zip Code)

_______________________________________________
(Residence Telephone)

Mailing Address (if different from above):

_______________________________________________
(Number and Street)

_______________________________________________
(City, State)       (Zip Code)

Citizenship:_____________________________________

Social Security or Taxpayer I.D. No.:_________________

     If the Stockholder is a natural person and is an accredited investor described by category 12 or 13 (or both) set forth on the attached Exhibit C, please check this box.


     If the Stockholder has not checked the box above, please check this box if at least one of the categories set forth on the attached Exhibit C describes you.
                         WARREN HANDREN


Principal Residence Address:
Note: Non-principal residence addresses and post office boxes cannot be accepted.

_______________________________________________
(Number and Street)

_______________________________________________
(City, State)       (Zip Code)

_______________________________________________
(Residence Telephone)

Mailing Address (if different from above):

_______________________________________________
(Number and Street)

_______________________________________________
(City, State)       (Zip Code)

Citizenship:_____________________________________

Social Security or Taxpayer I.D. No.:_________________

     If the Stockholder is a natural person and is an accredited investor described by category 12 or 13 (or both) set forth on the attached Exhibit C, please check this box.


     If the Stockholder has not checked the box above, please check this box if at least one of the categories set forth on the attached Exhibit C describes you.

                           DAVID HYDE


Principal Residence Address:
Note: Non-principal residence addresses and post office boxes cannot be accepted.

_______________________________________________
(Number and Street)

_______________________________________________
(City, State)       (Zip Code)

_______________________________________________
(Residence Telephone)

Mailing Address (if different from above):

_______________________________________________
(Number and Street)

_______________________________________________
(City, State)       (Zip Code)

Citizenship:_____________________________________

Social Security or Taxpayer I.D. No.:_________________

     If the Stockholder is a natural person and is an accredited investor described by category 12 or 13 (or both) set forth on the attached Exhibit C, please check this box.


     If the Stockholder has not checked the box above, please check this box if at least one of the categories set forth on the attached Exhibit C describes you.

                           JON R. VOSS


Principal Residence Address:
Note: Non-principal residence addresses and post office boxes cannot be accepted.

_______________________________________________
(Number and Street)

_______________________________________________
(City, State)       (Zip Code)

_______________________________________________
(Residence Telephone)

Mailing Address (if different from above):

_______________________________________________
(Number and Street)

_______________________________________________
(City, State)       (Zip Code)

Citizenship:_____________________________________

Social Security or Taxpayer I.D. No.:_________________

     If the Stockholder is a natural person and is an accredited investor described by category 12 or 13 (or both) set forth on the attached Exhibit C, please check this box.


     If the Stockholder has not checked the box above, please check this box if at least one of the categories set forth on the attached Exhibit C describes you.